UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 1, 2023

ONE STOP SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38371	33-0885351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2235 Enterprise Street #110

Escondido, California 92029

(Address of Principal Executive Offices)

(760)745-9883

(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OSS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 of this Current Report on Form 8-K (this “Current Report”) regarding the Ison Agreement and Morrison Agreement (both as defined in Item 5.02, below) is incorporated by reference into this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Executive Employment Agreements

On June 1, 2023, One Stop Systems, Inc. (the “Company”) entered into a new employment agreement with John Morrison (the “Morrison Agreement”), the Company’s Chief Financial Officer, and on June 4, 2023 the Company entered into a new employment agreement with Jim Ison (the “Ison Agreement,” and together with the Morrison Agreement, the “Agreements”), the Company’s Chief Product Officer, Chief Marketing and Sales Officer and Managing Director of the Company’s wholly-owned subsidiary, One Stop Systems GmbH. Both of the Agreements have an effective date of June 1, 2023 (the “Effective Date”) and have an initial term of one year from the Effective Date, after they will each automatically renew on an annual basis, subject to earlier termination in accordance with the terms of the Agreements. The Agreements supersede and replace the prior employment agreements by and between the Company and Mr. Morrison and Mr. Ison, respectively.

Pursuant to the terms of the Morrison Agreement, Mr. Morrison will be entitled to receive:

•	an annual base salary of $310,648 per annum (subject to annual review and adjustment);

•

an annual bonus (paid out annually if targets are met), with a target amount equivalent to forty percent of his then-current annual base salary if certain applicable bonus criteria are met, subject to approval by the Company’s board of directors; and

•

eligibility to participate in a number of Company-sponsored benefits, including its medical, dental and 401(k) plans, under the terms and conditions of the benefit plans that may be in effect from time to time.

Pursuant to the terms of the Ison Agreement, Mr. Ison will be entitled to receive:

•	an annual base salary of $294,480 per annum (subject to annual review and adjustment);

•

an annual bonus (paid out annually if targets are met), with a target amount equivalent to thirty percent of his then-current annual base salary if certain applicable bonus criteria are met, subject to approval by the Company’s board of directors; and

•

eligibility to participate in a number of Company-sponsored benefits, including its medical, dental and 401(k) plans, under the terms and conditions of the benefit plans that may be in effect from time to time.

Pursuant to the Agreements, in the event that either the Morrison Agreement or Ison Agreement, as applicable, is terminated by the Company for a reason other than “good cause” or for “good reason,” then Mr. Morrison or Mr. Ison, as applicable, upon signing and returning an effective waiver and release of claims, shall be entitled to receive: (i) separation payments in an aggregate amount of six months of his then-current base salary, payable in accordance with the Company’s typical payroll practices, and (ii) continuation of group health continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1986 (“COBRA”) at the Company’s expense for a period of six months following the termination date. In addition, in the event that either the Morrison Agreement or Ison Agreement, as applicable, is terminated by the Company without cause or Mr. Morrison or Mr. Ison, as applicable, resigns for good reason in connection with a change in control (as defined in the Agreements), and such termination or resignation (as applicable) occurs within three months immediately preceding or twelve months immediately following the effective date of a change in control, then, upon signing and returning an effective waiver and release of claims, Mr. Morrison or Mr. Ison, as applicable, shall be entitled to (i) a single lump-sum cash payment in an amount equal to six months of his then-current base salary, (ii) continuation of group health continuation coverage under the COBRA at the Company’s expense for a period of six months following the termination date, (iii) a pro-rated amount of any bonus, including any variable compensation plan amounts, earned through the terminated date plus six months, all at 100% of the plan, and (iv) the vesting of any unvested equity awards held by Mr. Morrison or Mr. Ison, as applicable, shall be accelerated such that 100% of such awards shall become fully vested and, if applicable, immediately exercisable effective as of the date of such termination. Furthermore, the right to exercise any stock options held by Mr. Morrison or Mr. Ison, as applicable, shall automatically vest in full, effective immediately prior to a change in control.

The foregoing summary of the terms of the Agreements does not purport to be complete, and is qualified in its entirety by reference to the complete text of the Morrison Agreement and Ison Agreement, copies of which are attached as Exhibits 10.1 and 10.2 to this Current Report, respectively, and are incorporated herein by reference.

Chief Executive Officer Transition

Consistent with prior public disclosures, including in those Current Reports on Form 8-K filed by the Company with the Securities and Exchange Commission on February 9, 2023, April 7, 2023, and May 22, 2023, and the terms of that amended and restated employment agreement entered into by the Company and David Raun on April 3, 2023 (the “Raun Agreement”), Mr. Raun stepped down from his roles as Chief Executive Officer and President of the Company on June 5, 2023, the effective date of Michael Knowles’ appointment as the new Chief Executive Officer and President of the Company. Additionally, the Raun Agreement automatically terminated pursuant to its terms effective on June 5, 2023.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

10.1	Executive Employment Agreement between One Stop Systems, Inc. and John Morrison, executed June 1 2023.

10.2	Executive Employment Agreement between One Stop Systems, Inc. and Jim Ison, executed June 4, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE STOP SYSTEMS, INC.

Dated: June 7, 2023	By:	/s/ John Morrison
John Morrison
Chief Financial Officer